Exhibit 10.12

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) made as of this ___ day of ______________, 2008 for the benefit of China Growth Alliance Ltd., a company incorporated under the laws of the Cayman Islands (the “Company”), having its principal place of business at Room 409, 4/F Aetna Tower, 107 Zunyi Road, Shanghai 200051, China, by the persons and entities listed on the signature pages hereto under the heading “Subscriber” (each, a “Subscriber”).

WHEREAS, the Company desires to sell an aggregate of 3,040,000 warrants, each exercisable for one ordinary share of the Company (the “Warrants”; such shares the “Warrant Shares”), for a per Warrant purchase price of $0.75 (i.e., an aggregate purchase price of $2,280,000); and

WHEREAS, the offer and sale of the Warrants (the “Offering”) is being made in reliance upon the provisions of Regulation S (“Regulation S”) promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the Company and the Subscriber do hereby agree as follows

1. Agreement to Subscribe

1.1 Purchase and Issuance of the Warrants. Each Subscriber is hereby subscribing for the number of Warrants indicated on the signature page hereto by the caption, “Number of Warrants Being Subscribed” (the “Subscriber’s Warrants”) which Subscriber Warrants will be issued to the Subscriber, or his affiliates or designees. The aggregate purchase price for such Subscriber’s Warrants (the “Purchase Price”) is indicated on the signature page hereto by the caption, “Aggregate Purchase Price.”

1.2 Delivery of the Purchase Price. Upon execution of this Agreement the undersigned is hereby bound to fulfill its obligations hereunder and hereby irrevocably commits to deliver to the Company on the date of Closing (as hereinafter defined) the Purchase Price by bank check, wire transfer or such other form of payment as shall be acceptable to the Company, in its sole and absolute discretion, at the Closing. Any such check delivered to the Company shall be made payable to the order of “China Growth Alliance Ltd.”

1.3 Closing. The closing of the Offering (the “Closing”), shall take place at the offices of the Company prior to the effectiveness of the Company’s proposed initial public offering of up to 7,000,000 units of Ordinary Shares and warrants (the “IPO”).

2. Representations and Warranties of the Subscribers

Each Subscriber represents and warrants to the Company that:

2.1 No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company or the Offering of the Warrants.

2.2 Not a “U.S. Person”. The Subscriber is not a “U.S. Person” as defined in Rule 902 of Regulation S promulgated under the Securities Act, was not organized under the laws of any United States jurisdiction, and was not formed for the purpose of investing in securities not registered under the Securities Act. At the time the purchase order for this transaction was originated, the Subscriber was outside the United States.

2.3 Intent. The Subscriber is purchasing the Warrants solely for investment purposes, for the Subscriber’s own account and not for the account or benefit of any U.S. person, and not with a view towards the distribution or dissemination thereof and the Subscriber has no present arrangement to sell the Warrants to or through any person or entity. The Subscriber understands that the Warrants must be held indefinitely unless such Warrants are resold in accordance with the provisions of Regulation S, are subsequently registered under the Securities Act or an exemption from registration is available.

2.4 Restrictions on Transfer. The Subscriber understands that the Warrants are being offered in a transaction not involving a public offering in the United States within the meaning of the Securities Act. The Warrants have not been registered under the Securities Act, and, if in the future the Subscriber decides to offer, resell, pledge or otherwise transfer the Warrants, such Warrants may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Securities Act, (B) to a non-U.S. person in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S of the Securities Act, (C) pursuant to the resale limitations set forth in Rule 905 of Regulation S, (D) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available) or (E) pursuant to any other exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state of the United States or any other jurisdiction. The Subscriber acknowledges, agrees and covenants that it will not engage in hedging transactions with regard to the Warrants prior to the expiration of the distribution compliance period specified in Rule 903 of Regulation S promulgated under the Securities Act, unless in compliance with the Securities Act. The Subscriber agrees that if any transfer of its Warrants or any interest therein is proposed to be made, as a condition precedent to any such transfer, the Subscriber may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or another exemption from registration, the Subscriber agrees that it will not resell the securities constituting the Subscriber’s Warrants to U.S. Persons or within the United States.

2.5 Sophisticated Investor.

(i) The Subscriber is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Warrants.

(ii) The Subscriber is able to bear the economic risk of his investment in the Warrants for an indefinite period of time because none of the Warrants have been registered under the Securities Act and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

2.6 Independent Investigation. The Subscriber, in making the decision to purchase the Warrants, has relied upon an independent investigation of the Company and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances from the Company, its officers, directors or employees or any other representatives or agents of the Company, other than as set forth in this Agreement. The Subscriber is familiar with the business, operations and financial condition of the Company and has had an opportunity to ask questions of, and receive answers from, the Company’s officers and directors concerning the Company and the terms and conditions of the offering of the Warrants and has had full access to such other information concerning the Company as the Subscriber has requested.

2.7 Authority. This Agreement has been validly authorized, executed and delivered by the Subscriber and is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by the Subscriber does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Subscriber is a party.

2.8 No Legal Advice from Company. The Subscriber acknowledges that he, she or it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement and the other agreements entered into between the parties hereto with the Subscriber’s own legal counsel and investment and tax advisors. Except for any statements or representations of the Company made in this Agreement and the other agreements entered into between the parties hereto, the Subscriber is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

2.9 Reliance on Representations and Warranties. The Subscriber understands that the Warrants are being offered and sold to the Subscriber in reliance on exemptions contained in specific provisions of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth in this Agreement in order to determine the applicability of the exemptions contained in such provisions.

2.10 No Advertisements. The undersigned is not subscribing for the Warrants as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting.

2.11 Legend. The Subscriber acknowledges and agrees that the Warrants, and when issued the Warrant Shares, shall bear a restricted legend (the “Legend”), in the form and substance as set forth in Section 4 hereof, prohibiting the offer, sale, pledge or transfer of the securities, except (i) pursuant to an effective registration statement filed under the Securities Act, (ii) in accordance with the applicable provisions of Regulation S, promulgated under the Securities Act, (iii) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available), and (iv) pursuant to any other exemption from the registration requirements of the Securities Act or for estate planning purposes (subject to any escrow restrictions).

3. Representations and Warranties of the Company

The Company represents and warrants to each Subscriber that:

3.1 Valid Issuance of Capital Stock. The total number of shares of all classes of capital stock which the Company has authority to issue is 90,000,000 Ordinary Shares and 10,000,000 preferred shares. As of the date hereof, the Company has 1,750,000 Ordinary Shares issued and outstanding. All of the issued shares of capital stock of the Company have been duly authorized, validly issued, and are fully paid and non-assessable.

3.2 Organization and Qualification. The Company is a corporation duly incorporated and existing in good standing under the laws of the Cayman Islands and has the requisite corporate power to own its properties and assets and to carry on its business as now being conducted.

3.3 Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Ordinary Shares in accordance with the terms hereof, (ii) the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) this Agreement constitutes valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

3.4 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not in any material respect: (i) result in a violation of the Company’s Amended and Restated Memorandum and Articles of Association or (ii) conflict with, or constitute a default under any agreement, indenture or instrument to which the Company is a party. Other than any SEC or state securities filings which may be required to be made by the Company subsequent to the Closing, and any registration statement which may be filed pursuant thereto, the Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement or issue the Ordinary Shares in accordance with the terms hereof.

4. Legends; Denominations

4.1 Legend. The Company will issue the Warrants purchased by the Subscriber and, when issued, the Warrant Shares, in the name of the Subscriber and in such denominations to be specified by the Subscriber prior to the Closing. The Warrants and Warrant Shares will bear the following legend and appropriate “stop transfer” instructions:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, (B) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO THE RESALE LIMITATIONS SET FORTH IN RULE 905 OF REGULATIONS S UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

4.2 Subscriber’s Compliance. Nothing in this Section 4 shall affect in any way a Subscriber’s obligations and agreement to comply with all applicable securities laws upon resale of the Warrants, and the Warrant Shares.

4.3 Company’s Refusal to Register Transfer of Warrants. The Company shall refuse to register any transfer of the Warrants and the Warrant Shares, not made in accordance with (i) the provisions of Regulation S, (ii) pursuant to an effective registration statement filed under the Securities Act, or (iii) pursuant to an available exemption from the registration requirements of the Securities Act.

5. Lock-Up

Each Subscriber, and his designees, shall not sell, assign, hypothecate, or transfer any of the Warrants or Warrant Shares, until the earlier of the consummation of a Business Combination (as hereinafter defined) or liquidation of the Company, provided however, that no such sale, assignment, hypothecation or transfer may be effected unless, in each case, it is made in accordance with transfer restrictions set forth in Regulation S and the Securities Act. As used herein, a “Business Combination” shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, contractual control arrangement or other similar business combination with one or more businesses with agreements to acquire an operating business or assets selected by the Company in the People’s Republic of China.

6. Waiver of Liquidation Distributions

In connection with the Warrants purchased pursuant to this Agreement, the Subscribers hereby waive any and all right, title, interest or claim of any kind in or to any liquidating distributions by the Company in the event of a liquidation of the Company upon the Company’s failure to timely complete a Business Combination. For purposes of clarity, in the event the Subscribers purchase Ordinary Shares in the IPO or in the aftermarket such shares shall be eligible to receive any liquidating distributions by the Company.

7. Governing Law; Jurisdiction; Waiver of Jury Trial

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

8. Assignment; Entire Agreement; Amendment

8.1 Assignment. Neither this Agreement nor any rights hereunder may be assigned by any party to any other person other than by Subscriber to a person agreeing to be bound by the terms hereof.

8.2 Entire Agreement. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

8.3 Amendment. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought.

8.4 Binding Upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.

9. Notices; Indemnity

9.1 Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by facsimile with copy sent in another manner herein provided or sent by courier (which for all purposes of this Agreement shall include Federal Express or other recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other and communications shall be deemed to have been received when delivered personally, on the scheduled arrival date when sent by next day or 2-day courier service, or if sent by facsimile upon receipt of confirmation of transmittal or, if sent by mail, then three days after deposit in the mail.

9.2 Indemnification. Each party shall indemnify the other against any loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of such party’s breach of any representation, warranty, covenant or agreement in this Agreement.

10. Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. Such counterparts may be delivered by facsimile or other electronic transmission, which shall not impair the validity thereof.

11. Survival; Severability

11.1 Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the Closing.

11.2 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

12. Titles and Subtitles

The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

[Signature page follows]

SUBSCRIPTION INFORMATION AND SIGNATURE PAGE

Name of the Subscriber: FAIR VALUE OPPORTUNITY LTD.
(Please print legibly)

 Number of Warrants Being Subscribed: _______________________

Aggregate Purchase Price: ___________________

Date of Subscription: ______________, 2008

Place of Residency and/or Principal Place of Business:

This subscription is accepted by the Company on the ___ day of ________, 2008.

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